UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22875

Equalize Community Development Fund

(Exact name of registrant as specified in charter)

37 West Avenue, Suite 301

Wayne, PA 19087

(Address of principal executive offices) (Zip code)

Kenneth R. Smith

Equalize Community Development Fund

37 West Avenue, Suite 301

Wayne, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 337-6500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

Formerly known as Bluestone Community Development Fund ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2022

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	1
Fund Performance (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Other Information (Unaudited)	27
Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)	28
Trustees and Officers (Unaudited)	30

Shareholder Letter (Unaudited) June 30, 2022

The year ended June 30, 2022 was an eventful and challenging fiscal year for the Equalize Community Development Fund (the “Fund”). Despite the ongoing disruptions caused by the COVID-19 pandemic and the historic jump in interest rates occurring in the latter half of the fiscal year, the Fund achieved its targeted returns, and we achieved significant improvements to the Fund in several areas. Some of the more notable items that occurred during the year include:

Name Change – The Fund name was changed to Equalize Community Development Fund from Bluestone Community Development Fund to align the Fund more closely with the mission of Equalize Capital LLC (the “Adviser”), and the other products offered by the Adviser.

Increased Liquidity – Investors approved a change which requires the Fund to offer to repurchase a portion of its shares at net asset value four times a year, rather than the single annual repurchase event conducted previously. The Fund will now repurchase up to 5% of the outstanding shares each quarter, which will amount to roughly twice as much as the Fund could repurchase under its previous policy of repurchasing 10% of shares during its once-per-year repurchase.

Expanded Investment Options – The Fund has added two types of loans to its primary investment options. In addition to SBA 504 first lien loans, the Fund can now consider loans issued under the U. S. Department of Agriculture’s Rural Development (“USDA RD”) programs as well as Bureau of Indian Affairs (“BIA”) loans for investment. These new loan types should provide the opportunity for favorable consideration under the Community Reinvestment Act of 1977 (the “CRA”), similar to SBA 504 first lien loans. In addition, these loans will enhance the Fund’s ability to find loans in areas that will be useful for Fund investors without compromising the credit outlook for the Fund.

New Investors – The Fund was able to attract four new investors this year, while three existing investors added to their investments. The new investors included banks in Wyoming, Virginia, and New Jersey, along with a credit union in New York. Together, these new investors provided the Fund with $8.35 million in new investments. In addition, banks in California, Wisconsin and Georgia that already had investments in the Fund provided an additional $4.5 million with incremental investments.

Loan Activity – After several years of reduced activity, the Fund began to ramp up its purchase activity during the year ended June 30, 2021, purchasing fifteen new SBA 504 loans. During the fiscal year ended June 30, 2022, the Fund continued this activity, purchasing fifteen new SBA 504 loans during the year, along with participations in both the guaranteed and unguaranteed portions of two USDA RD loans. This purchase activity was supported by increased activity in terms of loan payoffs as well as the new investors noted above. This higher level of loan activity has put the Fund on the radar of numerous SBA 504 first lien loan originators as a potential provider of liquidity, paving the way for greater availability of loans for purchase in the future.

Performance – The unprecedented sharp rise in interest rates in the first half of 2022 put enormous pressure on investment returns for many funds and fixed income investments. While the Fund posted a loss of (1.18)% for the year ended June 30 2022, the Fund performed much better on a relative basis, beating the (3.62)% performance of its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index, by a wide margin. The Fund achieved this strong relative performance while still providing an opportunity for institutional Fund investors that are subject to regulatory examination for compliance with the CRA to claim favorable regulatory consideration of their investment under the CRA. Moreover, the Fund has accomplished these important goals while also maintaining the strong credit metrics discussed below.

SHAREHOLDER LETTER (UNAUDITED) June 30, 2022

The best way to tell the Fund’s performance story is by comparison of our returns:

	One Year Period Ended June 30, 2022	Calendar Year Ended December 31, 2021	Calendar Year Ended December 31, 2020
Equalize Community Development Fund	-1.18	1.20	6.55
Bloomberg Barclays Aggregate Bond Index	-10.29	-1.54	7.51
ICE BofAML U.S. Corporate & Government, 1-3 Yrs	-3.62	-0.41	3.35
ICE BofAML U.S. Corporate & Government, 3-5 Yrs	-7.36	-1.48	6.51

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the most recent month-end please call 1-855-386-3504.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total expenses (excluding interest, leverage interest (i.e. any expense incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) do not exceed 2.25% of the Fund’s average net assets until at least October 31, 2023.

Performance data quoted represents total return which assumes reinvestment of dividends and capital gain distributions. The quoted performance reflects fee waivers and/or expense reimbursements in effect during those periods. Returns would have been lower without the waivers and reimbursements.

Strong investment performance is only part of the value equation for our shareholders. Since the Fund’s inception in mid-December of 2013, it has received investor deposits of almost $82 million and successfully deployed that sum in a total of 78 SBA 504 first lien loans and USDA RD loans. In so doing, the following statistics about asset deployment are important to consider:

●

560 new jobs were created (to qualify, most businesses must create or retain one job for every $65,000 of Small Business Administration (SBA) second lien loan financing ($100,000 for a small manufacturer));

●	528 jobs have been maintained;
●	$30.9 million or 30.8% of the loan portfolio involves women-owned businesses;
●	$30.3 million or 21.8% of the loan portfolio involves minority-owned businesses;
●	As of June 30, 2022, none of the Fund’s portfolio loans were troubled or in arrears;
●	The present Debt Service Coverage Ratio (“DSCR”) is 1.44 to 1;
●	The current average individual credit score is 754;
●	The effective Loan-to-Value ratio (“LTV”) is 50.7% of the Fund’s loan portfolio;
●	The current gross effective floor coupon rate of the Fund’s loan portfolio is 5.8%.
●	30-Day SEC Yield*: 3.47% and Unsubsidized 30-Day SEC Yield**: 2.81%

These metrics should be important to the Fund’s shareholders as they speak to the experience of the Fund’s portfolio management team in the 504 first lien loan space. Led by Lee Calfo and Joe Gladue, and with the ability to call on the advice of former Fund portfolio managers Robert Judge and Jordan Blanchard, the Fund’s portfolio management team can access decades of experience in SBA lending activities.

SHAREHOLDER LETTER (UNAUDITED) June 30, 2022

The Adviser believes that the Fund represents an appropriate investment for investors looking for additional yield in floating rate loans in order to help against rising interest rates. The biggest risk, with the exception of default risk, to an investor’s bond portfolio that is composed primarily of fixed coupon instruments is the highly negative effect on bond pricing associated with a rising interest rate environment. As interest rates, using the 10-year U.S. Treasury as a benchmark, have risen sharply from being at or near absolute lows since the 1950s, interest rate risk is an important consideration for any investor in this environment.

The Fund’s portfolio of loans has the strong credit and collateral metrics laid out above. Moreover, the Fund’s portfolio holdings have been the most senior security in the capital structure of the borrowing entities – the SBA 504 loans, which constitute the bulk of the portfolio, are secured by real estate and have the additional credit enhancement of having the U.S. government in a first loss position for up to a maximum of 40% of each whole loan.

When considering all of these characteristics, the Fund offers the potential of a bond investment that will likely not be highly correlated to the fixed coupon bond market. Moreover, the Fund’s diversified portfolio of small-sized 504 first lien loans is not similar to any other available investment product that we have been able to identify. Therefore, we believe that the Fund’s loan portfolio may provide value to an overall portfolio plan.

We thank you for your continued support of the Fund. The new activity of the Fund’s investment has led directly to job creation and helped support the and grow deserving U.S. small businesses. Your investment in the Fund produced a modest unrealized loss during the fiscal year ended June 30, 2022 that still managed to beat the performance of its benchmarks by a significant margin. This comes on the heels of strong dividend yield and total returns during fiscal years ended June 30, 2020 and June 30, 2021. We seek to continue this record of strong absolute and relative results going forward.

Thank you for your continued investment in the Fund.

Thank you,

Equalize Capital LLC

SHAREHOLDER LETTER (UNAUDITED) June 30, 2022

The 30-Day SEC Yield - The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without.

Risks - Investing in a mutual fund involves risk including the potential loss of principal.

Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, you should consider the shares to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. The Fund is not an appropriate investment for investors who desire the ability to reduce their investments to cash on a timely basis.

504 first lien loans, USDA RD loans and BIA loans are not readily marketable. Illiquid loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund’s NAV. Shareholders will not have the right to redeem their shares. However, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call 1-855-386-3504.

Fund Performance (Unaudited) June 30, 2022

	Average Annual Total Returns
	1 Year	5 Year	Annualized Since Inception[1]
Equalize Community Development Fund	(1.18)%	2.92%	2.52%
ICE BofA 1-3 Year U.S. Corporate & Government Index	(3.62)%	1.09%	1.03%

[1]	Inception Date: December 16, 2013

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 855-386-3504.

Growth of an Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from December 16, 2013 to June 30, 2022. The Average Annual Total Returns table and Growth of an Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Schedule of Investments JUNE 30, 2022

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS AS FOLLOWS:

Description, State(a), Acquisition Date	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
504 First Lien Loans(b) — 87.07%
Hospitality Properties — 17.79%
537 Maple Hotel LLC, New Jersey, 10/15/2021	5 Year U.S. Treasury + 4.500% (6.000% Floor)	6.000%		10/1/2031	$2,112,133	$2,012,742	$1,966,852
McDonough Hospitality Plaza, LLC, Georgia, 12/1/2016	6.500% (6.500% Fixed)	5.250	%(c)	9/5/2024	4,501,830	4,500,000	4,553,730
Moses Lake Investors, LLC, Washington, 9/18/2014(d)	Prime + 2.250% (5.500% Floor)	5.750%		10/1/2039	900,249	872,168	886,044
U.S. Retail Ventures LLC, Texas, 7/30/2021	Prime + 2.000% (6.000% Floor)	6.000%		12/27/2038	2,449,456	2,444,258	2,413,900
Total Hospitality Properties							9,820,526

Multi-Purpose Properties — 69.28%
1250 Philadelphia, LLC, California, 10/3/2014	5 Year Libor + 4.000% (5.930% Floor)	5.930%		10/15/2039	2,241,280	2,170,417	2,186,543
413 East 53rd Street, LLC, New York, 2/4/2014	3 Year Libor + 4.170% (4.950% Floor)	5.680%		2/1/2044	1,546,789	1,524,952	1,540,643
5205 Orange LLC, Florida, 6/23/2022	5 Year U.S. Treasury + 4.500% (5.880% Floor)	5.880%		6/1/2031	1,511,962	1,449,160	1,512,329
7410-7428 Bellaire, LLC, California, 8/22/2014	5 Year Libor + 4.000% (5.780% Floor)	5.780%		9/15/2039	2,092,983	2,026,111	1,877,638
77 West Mount Pleasant Avenue, LLC, New Jersey, 4/30/2015	3 Year Libor + 4.000%	4.474%		5/1/2040	293,468	281,426	270,858
Acworth Recycling, LLC, Georgia, 1/14/2021	6.750% (6.750% Fixed)	6.750%		12/15/2029	307,542	290,914	284,095

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2022

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
AKT Elevon Partners, LLC, California, 9/17/2015	5 Year Libor + 3.880% (5.700% Floor)	4.970	%(c)	10/1/2045	$3,772,396	$3,774,631	$3,651,012
Budva Properties, LLC, Arizona, 8/6/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		7/1/2046	1,313,208	1,252,438	1,213,800
Ceeport Group LLC, Florida, 6/10/2021	6.500% (6.500% Fixed)	6.500%		3/19/2030	568,706	544,539	525,752
Cookson Holdings LLC, Lloyd’s Hardware LLC, Wisconsin, 6/28/2022	5 Year U.S. Treasury + 5.000% (6.500% Floor)	6.560%		4/1/2032	973,029	921,566	972,114
Dorris Fitness, LLC, Georgia, 6/3/2021	6.750% (6.750% Fixed)	6.750%		1/28/2030	560,787	532,338	492,333
Duane Auto Sale LLC, California, 5/14/2021	5 Year Swap + 5.000% (6.250% Floor)	6.250%		5/1/2046	704,016	667,561	658,990
Fred Hairabidian, California, 5/3/2022	5 Year Swap + 4.750% (5.850% Floor)	5.850%		9/1/2046	537,823	508,033	554,376
Grigorian Investments, LLC, California, 9/2/2014	5 Year Libor + 4.500% (6.330% Floor)	6.330%		9/15/2039	507,630	492,844	431,653
Janet J. Lopez and Robert E. Lopez, California, 10/16/2020	5 Year USD Swap + 5.000% (6.750% Floor)	6.750%		9/1/2045	443,183	419,676	409,004
Jereme Lee James, California, 4/7/2021	5 Year Swap + 5.000% (6.500% Floor)	6.500%		2/1/2046	226,162	212,319	212,300
JPEG, Inc., Florida, 12/11/2020	5 Year Prime + 0.500% (6.500% Floor)	6.500%		8/1/2030	163,061	153,345	148,395
KES, Inc., Georgia, 12/9/2020	6.750% (6.750% Fixed)	6.750%		12/2/2029	475,114	452,845	447,624
Kiva Holdings and Kiran Fitness LLC, South Carolina, 6/17/2021	6.750% (6.750% Fixed)	6.750%		2/21/2030	835,884	795,467	782,692
Limitless Sun LLC, California, 3/7/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		2/1/2047	704,234	665,697	672,720
Mariano D. Cibran, Florida, 5/23/2016	3 Year Libor + 5.160% (6.160% Floor)	7.975%		6/1/2046	1,218,751	1,181,099	1,195,237
Mary Deno, California, 3/29/2022	30 Day Libor + 5.800% (6.800% Floor)	6.800%		1/1/2032	1,047,978	995,619	1,024,502
Nexelm LLC, California, 5/4/2022	5 Year Constant Maturity Treasury + 4.450% (5.950% Floor)	5.950%		1/1/2047	508,899	480,573	524,363
Nowlin Properties LLC, California, 3/16/2022	5 Year Constant Maturity Treasury + 4.000% (5.780% Floor)	5.780%		3/1/2047	1,192,957	1,141,531	1,145,412
Oaks at Pooler, LLC, Georgia, 6/30/2021	5 Year U.S. Treasury + 5.250% (6.250% Floor)	6.250%		4/1/2031	5,639,219	5,434,509	5,321,308

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2022

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
Multi-Purpose Properties — (continued)
Pinar Truck Inc., Florida, 8/23/2021	5 Year Prime + 0.500% (5.500% Floor)	5.500%		4/23/2031	$691,955	$669,275	$629,668
Royal Foods Mendota, LLC, California, 5/6/2022	5 Year Constant Maturity Treasury + 4.290% (6.000% Floor)	6.000%		4/1/2047	863,246	817,675	876,049
Sanchez Rodriguez, LLC, California, 11/03/2021	5 Year Swap + 5.000% (5.850% Floor)	5.850%		9/1/2046	1,426,059	1,354,576	1,292,943
Seabright Pacific LLC, California, 2/14/2022	5 Year Constant Maturity Treasury + 4.250% (5.750% Floor)	5.750%		1/1/2047	1,338,591	1,270,850	1,273,023
SGLP Enterprises, LLC, Smokin’ Guns BBQ & Catering, Inc., Missouri, 3/18/2016	1 Month Libor + 4.500%	5.620%		9/12/2023	484,689	482,935	493,477
Shiv Shakti Investments, LLC, Georgia, 6/20/2017	6.500% (6.500% Fixed)	5.250	%(c)	12/15/2024	1,751,371	1,750,000	1,755,670
Stanley Avenue Realty, LLC, New York, 9/17/2014	4 Year Libor + 3.720% (5.370% Floor)	6.073	%(c)	9/15/2044	1,718,445	1,718,388	1,728,337
STMX Partners, LLC, Georgia, 12/16/2020	5 Year Prime + 0.500% (6.000% Floor)	6.000%		10/15/2030	523,783	498,911	476,769
The DiNatale Firm, LLC, Georgia, 12/10/2021	5 Year Prime + 0.500% (5.500% Floor)	5.500%		8/16/2031	622,992	595,868	573,159
Uncle Pops LLC, California, 4/23/2021	5 Year Swap + 5.000% (6.180% Floor)	6.180%		3/1/2046	708,783	672,631	665,878
Watson Osburn Property, LLC, Idaho, 2/9/2015	Prime + 2.750% (5.700% Floor)	6.250%		6/1/2040	464,050	445,823	439,862
Total Multi-Purpose Properties							38,260,528

Total 504 First Lien Loans (identified cost of $49,944,693)							$48,081,054

USDA Rural Development Loans(b) — 13.98%
USDA Guaranteed — 7.99%
Clarke Avenue Realty LLC, Delaware, 4/8/2022(d)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	4.340	%(c)	4/1/2048	3,366,785	3,115,809	3,342,110
Roebuck Fire District, South Carolina, 2/25/2022(d)	20 Year U.S. Treasury + 2.500% (4.410% Floor)	3.410	%(c)	5/6/2041	1,143,977	1,125,772	1,073,300
Total USDA Guaranteed							4,415,410

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2022

Description, State(a), Acquisition Date — (continued)	Stated Interest Rate	Effective Interest Rate		Maturity	Cost	Principal	Fair Value
USDA Non-Guaranteed — 5.99%
Clarke Avenue Realty LLC, Delaware, 4/4/2022(d)	5 Year Constant Maturity Treasury + 3.000% (5.340% Floor)	5.340%		4/1/2048	3,119,953	3,115,809	3,139,801
Roebuck Fire District, South Carolina, 1/26/2022(d)	20 Year U.S. Treasury + 2.500% (4.410% Floor)	4.410	%(c)	5/6/2041	$178,951	175,902	166,452
Total USDA Non-Guaranteed							3,306,253

Total USDA Rural Development Loans (identified cost of $7,809,665)							$7,721,663

	Shares	Fair Value
Short-Term Investments — 2.41%
Morgan Stanley Liquidity Fund - Institutional Class, 0.97%(e)	1,332,258	$1,332,258
Total Short-Term Investments (Cost $1,332,258)		1,332,258

Total Investments* — 103.46% Cost ($59,086,616)		57,134,975
Liabilities in Excess of Other Assets — (3.46)%		(1,910,788)
TOTAL NET ASSETS — 100.00%		$55,224,187

*	All investments and other assets are pledged as collateral on the credit facility (see note 10).

(a)	The states listed correspond to the location of the underlying collateral of the Community Development Loan, which may differ from the location of the borrower.

(b)

Community Development Loans are restricted as to resale. The cost and fair value as of June 30, 2022 was $57,754,358 and $55,802,717, respectively. Fair value is determined using significant unobservable inputs.

(c)

The effective rate is net of a sub-servicing fee collected on the Community Development Loan by the selling agent. As a result, the effective rate may be less than the Community Development Loan floor rate.

(d)

Represents an investment in the Community Development Loan through a participation agreement with a financial institution. A participation agreement typically results in a contractual relationship only with a financial institution, not with the borrower.

(e)	The rate shown is the annualized 7-day yield as of June 30, 2022.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (continued) JUNE 30, 2022

INVESTMENT TYPE AS A PERCENTAGE OF NET ASSETS BY STATE:

Hospitality Properties
Georgia	8.25%
New Jersey	3.56%
Texas	4.37%
Washington	1.61%
Total Hospitality Properties	17.79%

Multi-Purpose Properties
Arizona	2.20%
California	31.61%
Florida	7.26%
Georgia	16.93%
Idaho	0.80%
Missouri	0.89%
New Jersey	0.49%
New York	5.92%
South Carolina	1.42%
Wisconsin	1.76%
Total Multi-Purpose Properties	69.28%

Short-Term Investments	2.41%

USDA Guaranteed
Delaware	6.05%
South Carolina	1.94%
7.99%

USDA Non-Guaranteed
Delaware	5.69%
South Carolina	0.30%
5.99%

Total Investments	103.46%

Other Liabilities in Excess of Assets	(3.46)%

Total Net Assets	100.00%

See accompanying notes to financial statements.

Statement of Assets and Liabilities JUNE 30, 2022

Assets:
Investments in Community Development Loans, at fair value (cost $57,754,358)	$55,802,717
Short-term investments, at fair value (cost $1,332,258)	1,332,258
Receivables:
Interest	236,041
Paydowns	741
Prepaid commitment fees	95,909
Prepaid expenses	17,027
Other assets	802
Total Assets	57,485,495

Liabilities:
Payables:
Credit facility (see note 10)	2,069,564
Audit expense	95,000
Advisory fees	61,396
Accounting and administration expenses	16,381
Legal expense	5,874
Chief Compliance Officer expense	4,500
Transfer agent expense	3,850
Custodian expense	2,296
Accrued other expenses	2,447
Total Liabilities	2,261,308

Net Assets	$55,224,187

Net Assets Consist of:
Paid in Capital (unlimited shares authorized, no par value)	$57,482,041
Total accumulated deficit	(2,257,854)
Net Assets	$55,224,187

Shares
Net assets applicable to outstanding shares	$55,224,187
Number of outstanding shares	5,759,532
Net asset and redemption price value per share	$9.59
Maximum offering price per share (Net asset value per share divided by 0.99)[1]	$9.69

[1]	The offering price per share reflects a maximum sales charge of 1.00%.

See accompanying notes to financial statements.

Statement of Operations FOR THE YEAR ENDED JUNE 30, 2022

Investment Income:
Interest	$2,501,467
Total Investment Income	2,501,467

Expenses:
Advisory fees	809,792
Legal expense	159,042
Audit expense	107,071
Accounting and administration expenses	95,150
Trustees’ expenses	82,002
Commitment fees	64,673
Chief Compliance Officer expense	60,001
Insurance expense	36,733
Registration expense	25,982
Transfer agent expense	22,208
Custodian expense	13,787
Printing expense	12,822
Interest expense on credit facility	12,758
Miscellaneous	23,606
Total Expenses	1,525,627
Less: Expenses waived (Note 6)	(233,508)
Net expenses	1,292,119
Net investment income	1,209,348

Net Change in Unrealized Appreciation/Depreciation on Investments:
Net change in unrealized appreciation/depreciation on investments	(2,053,938)
Total net change in unrealized appreciation/depreciation on investments	(2,053,938)

Net Decrease in Net Assets from Operations	$(844,590)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,209,348	$1,083,472
Net change in unrealized appreciation/depreciation on investments	(2,053,938)	(371,281)
Net increase (decrease) in net assets from operations	(844,590)	712,191

Distributions to Shareholders:
Distributions	(1,323,521)	(1,232,996)
Total distributions to shareholders	(1,323,521)	(1,232,996)

Capital Transactions:
Proceeds from sale of shares	12,850,000	9,000,000
Reinvestment of distributions	644,592	488,447
Cost of shares redeemed	(2,884,922)	(4,214,228)
Net increase from capital transactions	10,609,670	5,274,219

Total increase in net assets	8,441,559	4,753,414

Net Assets:
Beginning of year	46,782,628	42,029,214
End of year	$55,224,187	$46,782,628

Capital Share Transactions:
Shares sold	1,288,687	901,905
Shares reinvested	65,945	48,878
Shares redeemed	(300,395)	(419,744)
Net increase	1,054,237	531,039

See accompanying notes to financial statements.

Statement of Cash Flows FOR THE YEAR ENDED JUNE 30, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(844,590)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Principal paydowns	10,828,700
Purchases of long-term investments	(25,390,882)
Net sale of short-term investments	1,897,085
Increase in prepaid commitment fees	(95,909)
Increase in Prepaid expenses	(840)
Increase in other assets	(68)
Increase in interest receivables	(47,463)
Increase in receivables for principal paydowns	(741)
Increase in audit expense	15,801
Decrease in advisory fees	(18,307)
Increase in accounting and administration expenses	9,152
Decrease in legal expense	(407)
Decrease in chief compliance officer expense	(499)
Increase in transfer agent expense	526
Increase in custodian expense	1,497
Decrease in accrued other expenses	(9,582)
Net realized paydown losses	185,350
Amortization of premium on investments	61,526
Net change in unrealized appreciation/depreciation on investments	2,053,938
Net cash used in operating activities	(11,355,713)

Cash Flows from Financing Activities:
Proceeds from credit facility	2,090,388
Repayment on credit facility	(20,824)
Proceeds from shares sold	12,850,000
Shareholder redemptions paid	(2,884,922)
Cash distributions paid	(678,929)
Net cash provided by financing activities	11,355,713

Net increase/(decrease) in cash	—

Cash at beginning of year	—
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$644,592
Supplemental disclosure of cash activity:
Interest paid on borrowings	$12,758

See accompanying notes to financial statements.

Financial Highlights

Per share income and capital changes for a share outstanding throughout the period.

	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018
Net asset value, beginning of year	$9.94	$10.07		$9.81	$9.61	$9.79

Income (loss) from Investment Operations:
Net investment income	0.22	0.26		0.35	0.35	0.41
Net realized and unrealized gain (loss) on investments	(0.34)	(0.10)		0.26	0.21	(0.21)
Total income (loss) from investment operations	(0.12)	0.16		0.61	0.56	0.20

Less Distributions:
Net investment income	(0.23)	(0.29)		(0.35)	(0.35)	(0.38)
Net realized gains	—	—		—	(0.01)	—
Total distributions	(0.23)	(0.29)		(0.35)	(0.36)	(0.38)

Net asset value, end of year	$9.59	$9.94		$10.07	$9.81	$9.61

Total return	(1.18)%	1.58%		6.40%	5.96%	2.04%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55,224	$46,783		$42,029	$44,939	$45,846
Ratio of expenses to average net assets
Before waiver inclusive of interest expense	2.83%	2.75%		2.80%	2.87%	3.08%
After waiver inclusive of interest expense	2.39%	1.84	%(1)	1.75%	1.75%	1.89%
Before waiver exclusive of interest expense	2.68%	2.75%		2.80%	2.87%	2.94%
After waiver exclusive of interest expense	2.25%	1.84	%(1)	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	2.24%	2.56%		3.49%	3.57%	4.17%
Portfolio turnover rate	22%	27%		7%	0%	0%

(1)	Effective May 2, 2021, the operating expense limitation was increased from 1.75% to 2.25% of the Fund’s average annual net assets (see Note 6).

Senior Securities, year ended June 30:	2022	2021	2020	2019	2018
Total amount outstanding exclusive of treasury securities (000’s)	$2,070	$—	$—	$—	$—
Asset coverage, per $1,000 of borrowings	27,684	—	—	—	—
Asset coverage ratio	2,768%	0%	0%	0%	0%

See accompanying notes to financial statements.

Notes to Financial Statements JUNE 30, 2022

1. Organization

Equalize Community Development Fund (the “Fund”) was organized as a Delaware statutory trust on July 29, 2013 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act. The Fund is managed by Equalize Capital LLC (the “Adviser), formerly known as Bluestone Capital Partners LLC, a Puerto Rico limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund’s name changed from “The 504 Fund” to “Bluestone Community Development Fund” effective May 1, 2019. The Fund’s name changed from “Bluestone Community Development Fund” to “Equalize Community Dervelopment Fund” effective February 18, 2022. Three officers of the Fund are officers and members of the Adviser. Prior to March 1, 2019, the Fund was managed by 504 Fund Advisors, LLC (the “Prior Adviser”), an Illinois limited liability company registered under the Advisers Act, which was a wholly owned subsidiary of Live Oak Bancshares, Inc. (“Live Oak”), a bank holding company. Government Loan Solutions, Inc. (“GLS”), also a subsidiary of Live Oak, provides the Adviser with data and research which is material to the Adviser’s valuation of the Fund’s investments. Robert O. Judge, a former portfolio manager for the Fund, is the chief executive officer of GLS, and Jordan M. Blanchard, a former portfolio manager for the Fund, was an employee of Live Oak until May 2, 2021. Prior to March 1, 2019, Messrs. Judge and Blanchard, each an officer of the Prior Adviser, each served as an officer of the Fund. The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares are offered on a continuous basis monthly (generally as of the last business day of each month) at the net asset value (“NAV”) per Share plus a sales charge of up to 1.00%. There are an unlimited number of authorized Shares.

The Fund’s investment objectives are to provide current income, consistent with the preservation of capital, and to enable institutional Fund investors that are subject to regulatory examination for CRA compliance to claim favorable regulatory consideration of their investment under the Community Reinvestment Act of 1977, as amended (the “CRA”). The Fund seeks to achieve its objective by investing primarily in a portfolio of loans that are eligible for CRA treatment as community development loans or qualified investments (“Community Development Loans”), including investments in 504 First Lien Loans (“504 First Lien Loans”) secured by owner-occupied commercial real estate, which represent the non-guaranteed portion of a U.S. Small Business Administration (“SBA”) Section 504 transaction, loans originated under the U.S. Department of Agriculture’s Rural Development (“USDA RD Loans”) programs and loans issued by the Bureau of Indian Affairs (“BIA Loans”). 504 First Lien Loans are made by financial institutions and other lenders to small businesses for the purchase or improvement of land and buildings. 504 First Lien Loans are not guaranteed by the SBA, the U.S. government or by its agencies, instrumentalities or sponsored enterprises. USDA RD Loans and BIA Loans are generally partially guaranteed by the applicable agency.

2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments for which market quotations are readily available are valued at current market value, and all other investments are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”), in accordance with the policies and procedures (the “Valuation Procedures”) adopted by the Board. The Board has a

Notes to Financial Statements JUNE 30, 2022

2. Accounting Policies (continued)

standing valuation committee (the “Valuation Committee”) that is composed of members appointed by the Board. The Valuation Committee operates under the Valuation Procedures approved by the Board. The Valuation Committee makes quarterly reports to the Board concerning investments for which market quotations are not readily available. Investments in money market funds (short-term investments) are valued at the closing NAV per share.

Community Development Loans – The fair values of Community Development Loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). This pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the Borrower’s creditworthiness, the debt service coverage ratio, lien position, delinquency status, frequency of previous late payments and the projected rate of prepayments. Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. Valuations of Community Development Loans are determined no less frequently than weekly.

Investment Transactions and Income – Investment transactions are recorded on the trade date basis. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount using the effective yield. Fees associated with loan amendments, paydown gains/losses, and prepayment penalties are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Community Development Loans will be placed in non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. During forbearance periods, any interest and fees on deferred payments will be added to the principal amount and re-amortized over the remaining life of the Community Development Loan. There will be no impact to the maturity date of the loan.

Distributions to Shareholders – The Fund expects to declare and pay dividends of net investment income quarterly and net realized capital gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income or net capital gains that it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

Accounting for Uncertainty in Income Taxes – GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Notes to Financial Statements JUNE 30, 2022

2. Accounting Policies (continued)

GAAP requires management of the Fund to analyze all open tax years for all major jurisdictions, which the Fund considers to be its federal and relevant state income tax filings. The open tax years for the Fund include the current year plus the prior three tax years. As of and during the year ended June 30, 2022, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Expenses – Fund expenses are charged to the Fund and recorded on an accrual basis. Commitment fees incurred are prepaid and amortized over the term of the credit facility.

Fair Value Measurements – Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investment).

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Hospitality Properties	$—	$—	$9,820,526	$9,820,526
Multi-Purpose Properties	—	—	38,260,528	38,260,528
USDA Guaranteed	—	—	4,415,410	4,415,410
USDA Non-Guaranteed	—	—	3,306,253	3,306,253
Short-Term Investments	1,332,258	—	—	1,332,258
Total Investments	$1,332,258	$—	$55,802,717	$57,134,975

For the year ended June 30, 2022, there were no transfers into or out of Level 3.

Notes to Financial Statements JUNE 30, 2022

2. Accounting Policies (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of June 30, 2021	Purchase and funding of investments	Proceeds from principal payments*	Net realized gain on investments	Net change in unrealized appreciation/ depreciation on investments	Amortization of discount and premium	Balance as of June 30, 2022
Hospitality Properties[1]	$ 7,322,137	$ 4,658,601	$ (1,693,066)	$ —	$ (460,032)	$ (7,114)	$ 9,820,526
Multi-Purpose Properties[2]	36,219,212	12,814,749	(9,214,614)	—	(1,505,904)	(52,915)	38,260,528
USDA Guaranteed[3]	—	4,597,560	(85,367)	—	(95,352)	(1,431)	4,415,410
USDA Non-Guaranteed[4]	—	3,319,973	(21,004)	—	7,350	(66)	3,306,253
Total Investments	$ 43,541,349	$ 25,390,883	$ (11,014,051)	$ —	$ (2,053,938)	$ (61,526)	$ 55,802,717

*	Inclusive of net realized paydown losses and prepayment penalty fees received.

[1]	Change in unrealized appreciation/depreciation from Hospitality Properties held at June 30, 2022 is $(401,873).

[2]	Change in unrealized depreciation from Multi-Purpose Properties held at June 30, 2022 is $(1,822,504).

[3]	Change in unrealized depreciation from USDA Guaranteed Properties held at June 30, 2022 is $(95,352).

[4]	Change in unrealized appreciation from USDA Non-Guaranteed Properties held at June 30, 2022 is $7,350.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of June 30, 2022:

Type of Level 3 Investments	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Hospitality Properties	$ 9,820,526	Discounted Cash Flows	Purchase Price	$101.90	$100-106	Decrease**
			Debt Service Coverage Ratio	1.73	1.15-2.06	N/A*
			Effective Loan to Value Ratio	42.40%	40%-50%	Decrease
			Average Personal Credit Score	726	687-731	N/A*

Notes to Financial Statements JUNE 30, 2022

2. Accounting Policies (continued)

Type of Level 3 Investments	Fair Value as of June 30, 2022	Valuation Technique	Unobservable Inputs	Weighted Average	Range	Impact to Fair Value from an Increase in Input
Multi-Purpose Properties	$ 38,260,528	Discounted Cash Flows	Purchase Price	$103.71	$100-108	Decrease**
			Debt Service Coverage Ratio	1.35	(1.27)-5.52	N/A*
			Effective Loan to Value Ratio	52.18%	22%-64%	Decrease
			Average Personal Credit Score	757	616-819	N/A*
USDA Guaranteed	$ 4,415,410	Discounted Cash Flows	Purchase Price	$106.52	$102-108	Decrease**
			Debt Service Coverage Ratio	1.61	1.29-2.60	N/A*
			Effective Loan to Value Ratio	71.95%	50%-79%	Decrease
			Average Personal Credit Score	800	800	N/A*
USDA Non-Guaranteed	$ 3,306,253	Discounted Cash Flows	Purchase Price	$100.95	$100-102	Decrease**
			Debt Service Coverage Ratio	1.36	1.29-2.60	N/A*
			Effective Loan to Value Ratio	77.54%	50%-79%	Decrease
			Average Personal Credit Score	800	800	N/A*
Total Level 3 Investments	$ 55,802,717

*	A decrease in the input would result in a decrease in fair value.

**	An increase in the spread from the Fund’s purchase price to the benchmark utilized within the fair value methodology would result in a decrease in fair value.

3. Concentration of Risk

Community Development Loans Risk – The Fund predominantly invests in fixed or variable rate Community Development Loans arranged through private negotiations between individuals, agricultural producers, small business borrowers, public bodies, federally-recognized Indian Tribes and non-profit businesses (each, a “Borrower”) and one or more Financial Institutions or Non-bank Lenders. Community Development Loans are secured by collateral and have a claim on the assets of the Borrower that is senior to a second lien held by a CDC in the case of a 504 First Lien Loan and any claims held by

Notes to Financial Statements JUNE 30, 2022

3. Concentration of Risk (continued)

unsecured creditors. The Community Development Loans the Fund will invest in are not rated. Community Development Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, valuation risk and interest rate risk.

Although the Community Development Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal, which could result in substantial loss to the Fund.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Community Development Loan. In the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Community Development Loan.

In general, the secondary trading market for Community Development Loans is not fully developed. No active trading market may exist for certain Community Development Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Community Development Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Community Development Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk – Credit risk is the risk that one or more debt instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the borrower experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions.

Qualification for CRA Credit Risk – Although the Adviser believes that the Fund’s Community Development Loan investments will have the community development qualities that are eligible for favorable regulatory consideration as community development loans and qualified investments under the CRA, there is no guarantee that an investor will receive CRA credit for an investment in the Fund.

Geographic Concentration Risk – The Fund’s Community Development Loan investments are currently concentrated in California and Georgia. As a result, the Fund may be more susceptible to being adversely affected by any single occurrence in California or Georgia. Mortgaged properties in California may be particularly susceptible to economic risks of the state and certain types of hazards, such as earthquakes, floods, mudslides, wildfires and other natural disasters, for which there may or may not be insurance. Mortgaged properties in Georgia may be particularly susceptible to economic risks of the state and certain types of hazards, such as tornadoes, hurricanes, floods, and other natural disasters, for which there may or may not be insurance. As of June 30, 2022, 31.65% and 25.22% of the Fund’s investments were associated with properties located in California and Georgia, respectively. Mortgaged properties in other states similarly may be adversely affected by natural disasters, for which there may not be insurance, and which could result in substantial loss to the Fund.

Valuation Risk – Unlike publicly traded equity securities that trade on national exchanges, there is no central place or exchange for Community Development Loans to trade. Due to the lack of centralized information and trading, the Adviser’s judgment plays a greater role in the valuation process and the valuation of Community Development Loans. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes, including the inability to obtain timely and/or accurate information for model inputs may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund, and therefore the actual amount received in the sale of the Community Development Loan may be less than the fair value of such loan, as determined by the Fund.

Notes to Financial Statements JUNE 30, 2022

3. Concentration of Risk (continued)

LIBOR Transition Risk – Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (LIBOR). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR. More recently, the ICE Benchmark Administration, as LIBOR administrator, announced it will cease publication of U.S. dollar (“USD”) LIBOR for the most common tenor (overnight and one, three, six and twelve months) as of June 30, 2023, and it ceased publication of USD LIBOR for the less commonly used tenors of one week and two months as well as all tenors of non-USD LIBOR as of December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Recent Market Events Risk – The spread of the novel coronavirus (COVID-19) worldwide has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. Efforts to combat the spread of COVID-19 within the U.S. have caused significant disruptions to the operations of many small business borrowers utilizing the SBA 504 Program and may have adverse effects on their long-term health and viability. As a result, the market for 504 First Lien Loans and the value of 504 First Lien Loans held by the Fund is being negatively affected by these market conditions and may also be negatively affected in the future by increased rates of default and foreclosure, loan repayment deferral or forbearance requests by borrowers, lower loan origination volumes and the availability of other government loan and relief programs. In addition, the spread of COVID-19 may exacerbate certain risks, including 504 First Lien Loans risk, hospitality industry concentration risk, credit risk, valuation risk, liquidity risk and interest rate risk. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

For other risks associated with the Fund and its investments please refer to the “Risks” section in the Fund’s current prospectus.

4. Periodic Repurchase Offers

The Fund will make periodic offers to repurchase a portion of its outstanding Shares at NAV per Share. Effective February 18, 2022, the Fund has adopted a fundamental policy to make repurchase offers once every three months. The Fund will offer to repurchase 5% of its outstanding Shares unless the Board has approved a different amount (not less than 5% or more than 25% of its outstanding Shares for a particular repurchase offer). The Fund does not currently expect to charge a repurchase fee.

For the year ended June 30, 2022, the Fund had the following repurchase offers:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
December 15, 2021	January 7, 2022	January 21, 2022	10%	0.07%	3,914
March 15, 2022	April 8, 2022	April 22, 2022	5%	5%	296,481

Notes to Financial Statements JUNE 30, 2022

5. Administration, Distribution, Transfer Agency and Custodian Agreements

The Fund and its administrator, UMB Fund Services, Inc. (“UMBFS”), are parties to an administration agreement under which UMBFS provides administrative and fund accounting services.

UMBFS also serves as the transfer agent and dividend disbursing agent for the Fund.

UMB Bank, N.A. serves as the custodian and escrow agent (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

The Fund and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement under which the Distributor acts as the principal underwriter for the Fund.

6. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser, effective May 1, 2019, as amended February 18, 2022. Under the Investment Advisory Agreement, the Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 1.50% of the Fund’s average daily net assets. In addition, the Adviser has contractually agreed to waive or reduce its advisory fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (“Total Annual Expenses”) after fee waiver and/or expense reimbursement (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) will not exceed 2.25% of the Fund’s average net assets pursuant to an operating expenses limitation agreement dated February 18, 2022 (the “Operating Expenses Limitation Agreement”). Under the terms of the Operating Expenses Limitation Agreement, the Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Operating Expenses Limitation Agreement is in effect through at least October 31, 2023, and may be terminated only by, or with the consent of, the Board.

For the year ended June 30, 2022, the Adviser waived expenses totaling $233,508 that are subject to reimbursement.

As of June 30, 2022, the Adviser’s fees and expenses subject to reimbursement were as follows:

June 30, 2023	June 30, 2024	June 30, 2025
$452,378	$384,305	$233,508

7. Investment Transactions

For the year ended June 30, 2022, there were proceeds from principal payments of $10,828,700 and long-term purchases of $25,390,883 in the Fund.

Notes to Financial Statements JUNE 30, 2022

8. Federal Tax Information

At June 30, 2022, gross unrealized appreciation (depreciation) of investments owned by the Fund, based on cost for federal income tax purposes, were as follows:

Cost of investments	$59,086,616
Gross unrealized appreciation	$140,767
Gross unrealized depreciation	(2,092,408)
Net unrealized appreciation on investments	$(1,951,641)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid in Capital	Total Accumulated Deficit
$1,422	$(1,422)

As of June 30, 2022, the components of distributable earnings (accumulated deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$72,469
Accumulated capital and other losses	(378,682)
Unrealized depreciation on investments	(1,951,641)
Total distributable earnings (accumulated deficit)	$(2,257,854)

As of June 30, 2022, the Fund had a short-term capital loss carry forward of $40,469 and long-term capital loss carry forward of $338,213. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry-forward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	2022	2021
Distribution paid from:
Ordinary income	$1,323,521	$1,232,996
Long-term capital gains	—	—
Total Distributions	$1,323,521	$1,232,996

Notes to Financial Statements JUNE 30, 2022

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, Northwest Federal Credit Union had ownership in the Fund in the amount of 27.4%.

10. Revolving Credit Agreement

Effective September 10, 2021, the Fund entered into a secured, revolving line of credit facility with Midwest BankCentre, with a maximum principal amount of $10 million. The maturity date of the line of credit facility is September 10, 2023. The line of credit facility is secured by all of the Fund’s assets. Collateral for the line of credit facility is held by the Custodian. The interest rate on the line of credit facility is equal to the greater of (i) the Prime Rate in effect on such day minus one-half of one percent (0.50%), or (ii) three percent (3.00%). During the year ended June 30, 2022, the average principal balance outstanding and related average interest rate was approximately $352,581 and 3.14% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $2,080,837 for the period May 23, 2022 through May 30, 2022. At June 30, 2022, the principal balance outstanding is $2,069,564 at an interest rate of 4.25% per annum. During the year ended June 30, 2022, the Fund paid $12,758 in interest and $160,582 in commitment fees.

11. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustments to our disclosure in the financial statements except for the following:

As of June 30, 2022, the Fund had one ongoing quarterly repurchase offer, which had repurchase requests as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 15, 2022	July 8, 2022	July 22, 2022	5%	5%	287,977

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Equalize Community Development Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equalize Community Development Fund (formerly known as Bluestone Community Development Fund) (the “Fund”) as of June 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian or by other appropriate auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $55,802,717 (101.05% of net assets) as of June 30, 2022, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 29, 2022

Other Information (Unaudited) JUNE 30, 2022

Proxy Voting

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call the Fund at 855-386-3504 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the SEC’s website at http://www.sec.gov.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 855-386-3504 or by accessing the SEC’s website http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Basis for Trustees’ Approval of Investment Advisory Agreement (Unaudited)

At a meeting of the Board held on March 3, 2022 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined by the 1940 Act (the “Independent Trustees”), approved the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and the Adviser.

The Board reviewed the Section 15(c) response letter and related materials (including a profitability analysis prepared by the Adviser, the Adviser’s organizational chart, information relating to the Adviser’s compliance program and related risk assessment, a copy of the Adviser’s registration statement on Form ADV, a copy of the Adviser’s business continuity plan and information relating to the implementation and operational effectiveness thereof, and detailed comparative information relating to the Fund’s performance, management fees and total annual fund operating expenses) provided by the Adviser in advance of the Meeting and included in the meeting materials.

The Board then discussed with counsel to the Fund and counsel to the Independent Trustees the relevant factors to be considered in determining whether to approve the renewal of the Advisory Agreement, including the following: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Adviser and the Fund; (3) the cost of the services provided and the profits realized by the Adviser from services rendered to the Fund, including comparative fee and expense data for the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (5) other benefits to the Adviser resulting from services rendered to the Fund. In its deliberations, the Board did not identify any particular factor that was all-important or controlling, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Nature, Extent and Quality of Services Provided to the Fund. The Board considered the scope of services performed by the Advisor under the Advisory Agreement. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed the resources and financial condition of the Advisor and certain of its affiliates, as well as the continued roles of Lee Calfo and Joseph Gladue, the Fund’s portfolio managers. The Advisor’s registration statement on Form ADV was provided to the Board, as was the Advisor’s Section 15(c) due diligence response letter and related materials that included, among other things, information about the background and experience of the portfolio managers who will continue to be primarily responsible for the day-to-day management of the Fund. The Board also considered other services provided to the Fund by the Advisor, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures, including the valuation of Fund portfolio holdings, and applicable legal and regulatory requirements. The Board discussed the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer on the effectiveness of the Advisor’s compliance program, and the Advisor’s marketing activity, efforts to grow Fund assets, and continuing commitment to the Fund. Based on the factors above, as well as those discussed below, the Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, extent and overall quality of the management services provided to the Fund, as well as the Advisor’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund. The Board reviewed the Fund’s performance for various periods ended December 31, 2021. In assessing the quality of the portfolio management services of the Advisor, the Board compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to benchmark indices, specifically the Bloomberg Aggregate Bond Index, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Bond Index and the ICE BofA Merrill Lynch 3-5 Year U.S. Corporate & Government Bond Index. The Board also reviewed the Fund’s performance in comparison to a peer group of closed-end funds and closed-end interval funds that invest primarily in whole loans as constructed by data presented by Morningstar, Inc. (the “Peer Group”). The Board noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the Fund. Although past performance

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

is not a guarantee or indication of future results, the Board determined that the performance obtained by the Advisor was satisfactory under current market conditions and the Fund and its shareholders were likely to benefit from the Advisor’s continued management of the Fund.

Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Advisor’s management fee, including a review of the expenses analyses and other pertinent material with respect to the Fund. The Board reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and Peer Group funds. The Board considered the cost structure of the Fund relative to the Peer Group and a private pooled investment vehicle managed by the Advisor, as well as the management fee waivers provided by the Advisor. The Board took into consideration that the Advisor has contractually agreed to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s average annual net assets through at least October 21, 2023, which has resulted in the Advisor waiving a significant portion of its management fees and the Advisor has not recouped those waivers from the Fund. The Board also evaluated the profitability of the Advisor from its relationship with the Fund.

The Board noted that the Fund’s contractual management fee of 1.50% was above the Peer Group median and average. The Board also noted that the Fund’s current total expense ratio (net of fee waivers and expense reimbursements and including estimated interest expenses on borrowed funds relating to the Fund’s line of credit) of 2.61% ranked above the Peer Group median but below the Peer Group average.

The Board concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information. The Board noted, based on a profitability analysis prepared by the Advisor, that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive, and the Board further concluded that the Advisor had maintained adequate profit levels to support its services to the Fund, despite subsidizing the Fund’s operations.

Economies of Scale. The Board noted that the Advisor is likely to realize economies of scale in managing the Fund as assets grow in size. The Board also noted that through management fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that may not have been achieved until the Fund reached significantly higher asset levels. With respect to the Advisor’s current fee structure and applicable management fee waivers, the Board concluded that the current fee structure was reasonable and reflected a sharing ofeconomies of scale between the Advisor and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Advisor from its association with the Fund. The Board determined that the benefits the Advisor may receive, including greater name recognition and the ability to attract additional investor assets, appear to be reasonable, and in many cases, may benefit the Fund.

Based on all of the information considered, the Board concluded that the terms of the Advisory Agreement are fair and reasonable and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Trustees and Officers (Unaudited) JUNE 30, 2022

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees who are not “interested persons” of the Fund as that term is defined in the 1940 Act are referred to as “Independent Trustees.” Unless otherwise noted, the business address of each Trustee or officer is c/o Equalize Community Development Fund, 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is c/o Equalize Capital LLC, 151 Calle de San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607. The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at 855-386-3504.

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (Indefinite term; since 2013)	Principal in Marshall-Singleton (a fiduciary liability consulting firm) (since 2017); Professor Emeritus of Finance, Crummer Graduate School of Business, Rollins College (2002-2017)	1	N/A
Cornelius J. Lavelle Born: 1944	Trustee (Indefinite term; since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997-2009)	1	Independent Trustee, Broadview Funds Trust (an open-end investment company with one series) (2013-2019)
George Stelljes, III Born: 1961	Chairman of the Board (Indefinite term; since August 2016) and Trustee (Indefinite term; since 2013)	Managing Partner, St. John’s Capital, LLC (private investment fund) (since 2012); President, Chief Investment Officer and Director of the Gladstone Companies (family of public and private investment funds) (2001-2012)	1

Director and Chairman of Valuation Committee, Oxford Square Capital Corp. (f/k/a TICC Capital Corp.) (business development company) (since 2016); Director, Intrepid Capital Corporation (asset management firm) (2003-2021)

Jorge A. Junquera Born: 1948	Trustee (Indefinite term; since 2020)	Managing Partner of Kohly Capital, LLC (private investment firm) (since 2016)	1	Director, EVERTEC, Inc. (a transaction processing company) (since 2012); Director, Sacred Heart University (Puerto Rico) (since 2014)

Trustees and Officers (Unaudited) JUNE 30, 2022

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite term; since 2019)

Chief Executive Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Executive Officer and Portfolio Manager, Equalize Capital Management, LLC (investment advisory firm) (2010-2020); President, MCG Securities LLC (broker-dealer) (2012-2017)

			N/A	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2019)

Chief Financial Officer and Portfolio Manager, Equalize Capital LLC (investment advisory firm) (since 2019); Managing Partner, American Home Opportunity Mortgage Fund (private partnership fund) (since 2020); Director of Research, J. Alden Associates, Inc. (broker-dealer) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (2015-2018); Vice President Corporate Development, BofI Federal Bank (2014-2015)

			N/A	N/A

Trustees and Officers (Unaudited) JUNE 30, 2022

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers (continued)
Kenneth R. Smith Born: 1967	Secretary (Indefinite term; since 2019)

Chief Compliance Officer, Equalize Capital LLC (investment advisory firm) (since 2019); Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm) (since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker dealer) (since 2018); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm) (2016-2020); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm) (since 2003); Chief Compliance Officer, Equalize Capital Management, LLC (Investment advisory firm) (2014-2020); Chief Compliance Officer, MCG Securities LLC (broker dealer) (2011-2020)

			N/A	N/A
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)

Director, Oyster Consulting, LLC (compliance consulting to financial service firms) (2019-present); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013-2015)

			N/A	N/A

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EQUALIZE COMMUNITY DEVELOPMENT FUND

37 West Avenue, Suite 301

Wayne, PA 19087

INVESTMENT ADVISER

Equalize Capital LLC

151 Calle de San Francisco, Suite 200 PMB 5333

San Juan, PR 00901-1607

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

CUSTODIAN

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Investors may lose some or all of their investment in the Fund. The Fund is not designed to be a complete investment program and may not be a suitable investment for all investors. The risk factors described are the principal risk factors associated with an investment in the Fund, as well as those factors associated with an investment in an investment company with similar investment objectives and investment policies.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees, expenses and experience of its management and other considerations.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) Equalize Community Development Fund (the “registrant” or the “Fund”), as of the end of the period covered by this report, has adopted a code of ethics (the “code of ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to the code of ethics.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provision of the code of ethics.

A copy of the registrant’s code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that there are three audit committee financial experts serving on its audit committee. Mr. George Stelljes, III, Dr. J. Clay Singleton and Mr. Jorge A. Junquera Diez are each qualified to serve as audit committee financial experts on its audit committee and each is "independent," as defined by Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged Cohen & Company, Ltd. to perform audit services, audit-related services, tax services and other services during the fiscal year ended June 30, 2022. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the fiscal years 2021 and 2022 for audit fees, audit-related fees, tax fees and other fees by Cohen & Company, Ltd.

	FYE 6/30/2021	FYE 6/30/2022
Audit Fees	$80,000	$92,000
Audit-Related Fees	$8,270	$6,300
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.) for the last two fiscal years.

The amount of fees billed by Cohen & Company, Ltd. applicable to non-audit fees were as follows:

	FYE 6/30/2021	FYE 6/30/2022
Registrant	$3,000(1)	$3,000(1)
Registrant’s Investment Adviser	$0	$0

(1)	The aggregate non-audit fees were for tax services rendered to the registrant. As disclosed above, the amount of fees billed for such services were $3,000 for the fiscal years ended June 30, 2021 and 2022.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. During the period covered by this report, the Fund invested exclusively in non-voting securities. In the event that the Fund invests in voting securities, the Adviser will adopt proxy voting policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Lee A. Calfo	Portfolio Manager	Since 2019	Mr. Calfo is the Chief Executive Officer for Equalize Capital LLC (2019 - present). Mr. Calfo is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 - present). Mr. Calfo was the President and founder of Equalize Capital Management, LLC, an investment advisory firm, where he served as a Portfolio Manager and had managed the firm’s asset management strategies (2010 – 2020). He also served as the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm (2018 – present). Mr. Calfo served as President of MCG Securities LLC, a broker-dealer (2012 – 2017). Prior to founding Equalize Capital Management, LLC, Mr. Calfo served as President of Iron Bay Capital in 2011, Portfolio Manager at Boenning & Scattergood, Inc. (2007 - 2009), and Chief Investment Officer and Director of Research at Cohen & Company Securities, LLC (2004 – 2007).
Joseph Gladue	Portfolio Manager	Since 2019	Mr. Gladue is the Chief Financial Officer for Equalize Capital LLC (2019 – present). Mr. Gladue is also the Managing Partner of American Home Opportunity Mortgage Fund, a private partnership fund (2020 – present). Mr. Gladue has served as the Director of Research for J. Alden Associates, Inc., broker-dealer (2018 – present). Mr. Gladue served as the Director of Research for MCG Securities, LLC, a broker-dealer, (2015 – 2018) and Vice President Corporate Development for BofI Federal Bank (2014 - 2015). He also served as an Analyst for B. Riley & Co., LLC (2007 - 2012) and Cohen & Company Securities, LLC (2003 – 2007).

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2022:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($ millions)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Lee A. Calfo	Registered Investment Companies	1	$45	0	$0
	Other Pooled Investment Vehicles	2	$58	0	$0
	Other Accounts	250	$129	0	$0

Joseph Gladue	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$25	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

Equalize Capital LLC (the "Adviser"), formerly known as Bluestone Capital Partners LLC, serves as the Fund’s investment adviser. The Adviser and the portfolio managers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the Adviser and the portfolio managers in other activities that may conflict with those of the Fund and in connection with the allocation of investment opportunities between the Fund and other accounts managed by a portfolio manager.

The Adviser believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund. However, conflicts of interest may arise in allocating time, services or functions between the Fund and other entities or businesses to which a portfolio manager provides services. A portfolio manager will devote such time to the Fund as he believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.

In the ordinary course of his business activities, a portfolio manager may engage in activities where the interests of the Fund and its shareholders conflict with the interest of other entities or businesses to which a portfolio manager provides services. Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest. In the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3) Compensation Structure of Portfolio Manager(s) as of June 30, 2022

Messrs. Calfo and Gladue are compensated through their respective equity ownership interests in the Adviser. Neither Mr. Calfo nor Mr. Gladue receives compensation from the Fund.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of June 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Lee A. Calfo	None
Joseph Gladue	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Equalize Community Development Fund

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lee A. Calfo
Lee A. Calfo, President
(principal executive officer)

Date	September 1, 2022

By (Signature and Title)	/s/ Joseph Gladue
Joseph Gladue, Treasurer
(principal financial officer)

Date	September 1, 2022